SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2008


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                 000-50323              32-0061893
----------------------------      -------------       ---------------------
(State or other jurisdiction      (File Number)         (I.R.S. Employer
      of incorporation)                               identification number)


                   49 W. 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

            Registrant previously filed a report on Form 8-K on May 9, 2008 to disclose the resignation of Thomas A. Vander Ploeg as Executive Vice President and Chief Credit Officer of Registrant's bank subsidiary, Service 1st Bank. In connection with such resignation, Service 1st Bank and Mr. Vander Ploeg entered into a Settlement Agreement and Release of All Claims dated May 8, 2008, which becomes effective on May 15, 2008 unless revoked by Mr. Vander Ploeg prior thereto.

            The foregoing is qualified by reference to the Agreement attached as
            Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            a.    Financial Statements
                  --------------------

                  None.

            b.    Pro Forma Financial Information
                  -------------------------------

                  None.

            c.    Exhibits
                  --------

                  (99.1)   Settlement Agreement and Release of All Claims.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 15, 2008

Service 1st Bancorp


By:  /s/ ROBERT BLOCH
     ------------------------------
     Executive Vice President /
     Chief Financial Officer

                                  EXHIBIT INDEX


                                                                     Sequential
Exhibit Number                    Description                        Page Number
--------------                    -----------                        -----------

    99.1                Settlement Agreement And Release
                        Of All Claims                                    5-9